UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21, 2022

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On Monday February 21, 2022, the Company announced that Micheal Nugent, the Company’s Chief Advancement Officer prior to his resignation on November 14, 2016 to become a passive investor, again became engaged with the Company in the role to protect the Company’s patent assets from potential infringers and to protect the Company’s integrity from internet troll slander.  This reengagement will attack these important issues, while allowing Tautachrome’s management and development teams to stay focused and productive on well laid out plans and advanced work in play. As with previous active involvement roles, Mr Nugent does not receive compensation or accrued rights and reports to the CEO, Dr Jon Leonard.

Item 9.01	Financial Statements and Exhibits

99.1	February 21, 2022 Press Release: Reengagement of Micheal Nugent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: February 21, 2022	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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